EXHIBIT 10.7

Jeans Accessories Retail

C&SA

DMG - 19 April 12

W – June 29, 2012

27 July 2012

WF Overseas Fashion C.V. (“WFOF”)

Re:        Calvin Klein, Inc. (“CKI”) and WFOF “Calvin Klein Jeans” Jeans Accessories only Store License, for the sale therein of Jeans Accessories Articles only d. 31 Jan 08 as amended for Central and South America (the “Jeans Accessories only Store License” C&SA)

Ladies and Gentlemen:

WFOF and Warnaco Inc. collectively (“W”) has requested and CKI hereby agrees, effective 1 July 2012 (the “Effective Date”), to add the jurisdiction set forth on Exhibit A, to the “Territory” covered under the Jeans Accessories only Store License C&SA, as follows:

1.	The “Territory” as defined under the Jeans Accessories only Store License C&SA shall, from and after the Effective Date include the jurisdiction identified on Exhibit A.

2.	“Exclusive Merchandise” and “Merchandise” continue to shall be as defined in the Jeans Accessories only Store License C&SA.

3.

This amendment to the Jeans Accessories only Store License C&SA shall be considered as having been entered into in the State of New York and shall be construed and interpreted in accordance with the laws of that state applicable to agreements made and to be performed therein.

4.

Except as set forth herein, the Jeans Accessories only Store License C&SA remains in full force and effect as set forth therein.  Defined terms, unless otherwise provided herein, shall have the meaning assigned to each of them in the Jeans Accessories only Store License C&SA.  Except as otherwise indicated herein, all terms and conditions of the Jeans Accessories only Store License C&SA shall continue to apply.  This amendment may not be amended or modified, or terminated except in writing signed by both parties hereto and exchanged between them.

The parties have executed this amendment as of the date first written above.

[Signature Page Follows]

Calvin Klein, Inc.

                                                                        By:/s/ Tom Murry

WFOF Overseas Fashion C.V.

                                                                        By:/s/ Stanley Silverstein

Warnaco Inc.

                                                                        By:/s/ Stanley Silverstein

Exhibit A

South America:

Falkland Islands